Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Fiallo, COO and Acting CFO of Mondial Ventures, Inc. (the “Company”), certify that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Fiallo
Robert Fiallo
COO and Acting CFO

May 13, 2011